ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Athene Variable Annuity Account A

Supplement Dated April 26, 2016
to the Prospectus and Statement of Additional Information dated May 1, 2008 for

Clarity 2+2 VA

This supplement amends certain information in the prospectus and statement of additional information for the variable annuity contract listed above (the "Contract").  Please read this supplement carefully and retain it for future reference.

The Lord Abbett Mid Cap Value Fund, Inc. (the "Fund"), an investment option under your Contract, has changed its name to Lord Abbett Mid Cap Stock Fund, Inc.  Accordingly, all references to the Lord Abbett Mid Cap Value Fund in the prospectus and statement of additional information for your Contract now mean and refer to the Lord Abbett Mid Cap Stock Fund.  The investment objective and principal investment strategies of the Fund did not change as a result of the name change.

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If you have questions about this supplement, please write to or call our administrator, Concentrix Insurance Administration Solutions Corporation, at P.O. Box 19086, Greenville, SC  29602 (2000 Wade Hampton Blvd., Greenville, SC  29615), 1-800-423-9398.